                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


Investment Company Act file number:                   811-3084

Exact name of registrant as specified in charter:     Jennison Small Company
                                                      Fund, Inc.

Address of principal executive offices:               Gateway Center 3
                                                      100 Mulberry Street
                                                      Newark, New Jersey 07102

Name and address of agent for service:                Richard Kirk
                                                      Gateway Center 3
                                                      100 Mulberry Street
                                                      Newark, New Jersey 07102

Registrant's telephone number, including area code:   (203) 944-5310

Date of fiscal year end:                              September 30, 2003

Date of reporting period:                             September 30, 2003

Item 1 -- Reports to Stockholders

Jennison Small Company Fund, Inc.

Formerly known as Prudential Small Company Fund, Inc.

SEPTEMBER 30, 2003   ANNUAL REPORT

FUND TYPE
Small-capitalization stock

OBJECTIVE
Capital growth

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by
a current prospectus.

The views expressed in this report
and information about the Fund's
portfolio holdings are for the period
covered by this report and are subject
to change thereafter.

JennisonDryden is a service mark of
The Prudential Insurance Company
of America.


JennisonDrydenMutualFunds

Dear Shareholder,                                November 21, 2003

Recent stories in the media have painted an unflattering portrait of the mutual fund industry. There has also been press coverage of Prudential, almost all of which has been focused on former brokers of Prudential Securities.* As the manager of JennisonDryden mutual funds, we at Prudential Investments share your concern over these investigations.

State and federal authorities have requested information regarding trading practices from many mutual fund companies from across the nation. Prudential Investments has been cooperating with those inquiries and, at the same time, participating in an internal review. This review includes activity by the investment professionals of Prudential-managed funds, as well as the policies, systems, and procedures of Prudential Financial's investment units and its proprietary distribution channels, including the former Prudential Securities.

Market timing
While market timing is not illegal, Prudential Investments has actively discouraged disruptive market timing, and for years, our mutual fund prospectuses have identified and addressed this issue. Our mutual fund business has established operating policies and procedures that are designed to detect and deter frequent trading activities deemed disruptive to the management of Prudential-managed mutual fund portfolios, and we have rejected numerous orders placed by market timers in the past.

* Prudential Investments LLC, the manager of JennisonDryden Mutual Funds, and Prudential Investment Management Services, the distributor of the funds, are part of the Investment Management segment of Prudential Financial, Inc. and are separate legal entities from Prudential Securities, a retail brokerage firm formerly owned by Prudential Financial. In February 2003, Prudential Financial and Wachovia Corporation announced they were combining their retail brokerage forces. The transaction was completed in July 2003. Wachovia Corporation has a 62% interest in the new firm, which is now known as Wachovia Securities, and Prudential Financial owns the remaining 38%.

Late trading
SEC rules require that orders to purchase or redeem fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day's price. While we can't be absolutely certain that no intermediary has accepted a late trade, our contracts with intermediaries require that they adhere to our prohibition on late trading.

For more than 40 years Prudential has offered investors quality investment products, financial guidance, and responsive customer service. Today, as the manager of JennisonDryden mutual funds, we remain committed to this heritage and to the highest ethical principles in our investment practices.


Sincerely,


Judy A. Rice, President
Jennison Small Company Fund, Inc.

                                             Jennison Small Company Fund, Inc. 1

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Your Fund's Performance

Fund Objective
The investment objective of the Jennison Small Company Fund, Inc. (the Fund) is capital growth. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns(1) as of 9/30/03

                            One Year  Five Years  Ten Years   Since Inception(2)
Class A                      37.77%     27.11%     112.64%        287.49%
Class B                      36.79      22.42       97.33      781.08  (779.80)
Class C                      36.79      22.42        N/A          102.94
Class Z                      38.06      28.59        N/A           71.49
Russell 2000 Index(3)        36.50      43.32      121.46           ***
S&P SmallCap 600 Index(4)    26.86      62.53      161.89          ****
Lipper Small-Cap Core
 Funds Avg.(5)               32.01      64.14      146.46         *****


Average Annual Total Returns(1) as of 9/30/03

                            One Year  Five Years  Ten Years   Since Inception(2)
Class A                      30.89%      3.84%      7.28%           9.99%
Class B                      31.79       3.96       7.03         9.98    (9.97)
Class C                      34.43       3.92        N/A            7.91
Class Z                      38.06       5.16        N/A            7.37
Russell 2000 Index(3)        36.50       7.46       8.28            ***
S&P SmallCap 600 Index(4)    26.86      10.20      10.11           ****
Lipper Small-Cap Core
 Funds Avg.(5)               32.01       9.89       8.48          *****

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1)Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charge would reduce the cumulative total returns performance quoted. The average annual total returns do take into account applicable sales charges. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or a 12b-1 fee. Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. (2)Inception dates: Class A, 1/22/90; Class B, 11/13/80; Class C, 8/1/94; and Class Z, 3/1/96. (3)The Russell 2000 Index is an unmanaged capital-weighted index of the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 8% of their aggregate market value. (4)The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It is a broad indicator of how U.S. small-cap stock prices have performed. (5)The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the

2 Visit our website at www.jennisondryden.com

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dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. Investors cannot invest directly in an index. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***Russell 2000 Index Closest Month-End to Inception cumulative total returns are 291.55% for Class A, 937.12% for Class B, 127.07% for Class C, and 66.18% for Class Z. Russell 2000 Index Closest Month-End to Inception average annual total returns are 10.50% for Class A, 10.75% for Class B, 9.36% for Class C, and 6.93% for Class Z. ****S&P SmallCap 600 Index Closest Month-End to Inception cumulative total returns are 361.57% for Class A, 568.95% for Class B, 179.92% for Class C, and 100.80% for Class Z. S&P SmallCap 600 Index Closest Month-End to Inception average annual total returns are 11.84% for Class A, 10.19% for Class B, 11.88% for Class C, and 9.63% for Class Z. The S&P SmallCap 600 Index began 2/29/84, therefore the returns for Class B shares represent an inception from that time. *****Lipper Small-Cap Core Funds Average Closest Month-End to Inception cumulative total returns are 328.78% for Class A, 904.20% for Class B, 154.86% for Class C, and 97.03% for Class Z. Lipper Small-Cap Core Funds Average Closest Month-End to Inception average annual total returns are 10.67% for Class A, 8.73% for Class B, 9.93% for Class C, and 8.50% for Class Z.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/03

Fisher Scientific International, Inc., Healthcare Equipment & Supplies    2.1%
Omnicare, Inc., Healthcare Providers & Services                           1.9
NCO Group, Inc., Commercial Services & Supplies                           1.8
Apogent Technologies, Inc., Healthcare Equipment & Supplies               1.8
Western Wireless Corp., Wireless Telecommunication Services               1.7

Holdings are subject to change.



Five Largest Industries expressed as a percentage of net assets as of 9/30/03
Commercial Services & Supplies                                            9.9%
Healthcare Providers & Services                                           7.2
Media                                                                     6.5
IT Services                                                               6.4
Healthcare Equipment & Supplies                                           5.9

Industry weightings are subject to change.

                                             Jennison Small Company Fund, Inc. 3

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Investment Adviser's Report

The Fund had an exceptionally strong return over the 12 months ended September 30, 2003, even better than the unusually high performance of the Russell 2000 Index. The gains in the Russell 2000 were concentrated in its smaller-capitalization stocks, which are not represented in the less inclusive S&P SmallCap 600 Index. As a result, the S&P SmallCap 600 was almost 10 percentage points below the Russell 2000. Even so, the S&P SmallCap 600 beat the large-cap stocks in the S&P 500 Index.

The Lipper Small-Cap Core Funds Average, a measure of the Fund's peers, fell between the two small-cap benchmarks. The Fund's above-benchmark performance placed all of its share classes in the top 20% of the Lipper peer group's 504 funds. We achieved this strong performance by taking contrarian positions in particular stocks that we felt were unappreciated. We think that this is testimony to the quality of our bottom-up stock selection and company research.

Western Wireless Rebounded Substantially
Western Wireless (see Comments on Largest Holdings) provides cellular telephone service in rural areas of 17 western states. Its shares had fallen to very inexpensive levels because analysts were concerned about the firm's high debt levels and slowing growth rates. We thought that they were overly cautious after several highly regarded and highly leveraged telecommunication companies filed for bankruptcy. We had confidence in the intrinsic value of Western Wireless's business and believed that it would generate enough cash flow to service the company's debt. We also believed that its growth would reaccelerate. Moreover, we had confidence in the quality of Western Wireless's management. We expected them to be able to refinance the firm's debt on more advantageous terms.

We began to add to our position before the beginning of this reporting period. During the period, Western Wireless reported higher-than-expected earnings, a stabilized operating environment, and an unexpected increase in cash flow from the Universal Service Fund (the subsidy to rural service providers). In April 2003, its share price began a steep climb that carried it to almost six times its level at the beginning of the Fund's reporting period. As our position increased in value, it became a larger proportion of the Fund's total assets. To keep the size of the Fund's exposure at moderate levels, we sold shares as they rose in price, taking substantial profits. Nonetheless, Western Wireless was the Fund's fifth largest position at period-end. We continued to sell after the end of the reporting period and hold a somewhat smaller position as of the date of this report.

4 Visit our website at www.jennisondryden.com

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Commercial Services Stocks Boosted Return
Service firms are often relatively insensitive to economic cycles because they benefit from stable demand and a wide variety of customers. Moreover, companies throughout the economy are improving their productivity by outsourcing noncore functions. Many service firms don't require huge initial capital investments, so returns on capital can be substantial. During the Fund's reporting period, shares of NCO Group (debt collection, see Comments on Largest Holdings) more than doubled in price. Other commercial service holdings--including the Corporate Executive Board Company (best practices research and consulting), Exult Inc. (human resource services), and Iron Mountain Inc. (data preservation)--made significant additions to the Fund's return. We expect the business environment for commercial services firms, and for our other industrial holdings, to improve further as the pace of economic activity accelerates.

Insight Enterprises Inc., which sells technology products to small and medium-size businesses from its catalog via telephone and Internet, is officially classified as a retail stock, but we consider its attractive specialized niche to be a commercial service. We acquired a significant stake after Insight's share price dropped last fall following a temporary drop in the company's earnings after an acquisition. The share price rebounded sharply when Insight's earnings were better than analysts had expected and investors became more confident that the recent acquisition had been successfully integrated. It was among the larger contributors to the Fund's return.

We Emphasized Health Service and Supply Firms
We continue to like various health services. The healthcare sector as a whole has excellent long-term prospects as the large baby boom generation ages.
Many of the service companies in the sector, like commercial service firms, benefit from recurring revenues and low capital investment. Odyssey HealthCare (hospices), Omnicare (pharmaceutical distribution, see Comments on Largest Holdings), and Align Technology (orthodontic technology) contributed very substantial gains to the Fund's return. However, these contributions were partially offset by the negative impact of a few declining healthcare positions, including Triad Hospitals Inc. and MedSource Technologies.

Endocare Fell Substantially
The Fund's position in Endocare, which makes a drug used in minimally invasive tumor extraction, fell very rapidly at the beginning of the Fund's reporting period

                                             Jennison Small Company Fund, Inc. 5
because Endocare's auditor withdrew its endorsement of the firm's financial statements. We continued to have confidence in Endocare's business and technology. In our view, the reporting problems arose because Endocare's financial systems had not kept pace with its growth. A new auditor revised previously reported revenues downward slightly. The new figures continue to show solid revenue growth. Other investors were reassured, so the firm's share price bottomed in mid-January 2003. The stock had recovered somewhat by period-end.

Jennison Small Company Fund, Inc. Management Team




------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period-end.

6 Visit our website at www.jennisondryden.com

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund's net assets as of 9/30/03.

2.1% Fisher Scientific International, Inc./Healthcare Equipment & Supplies Fisher distributes scientific and healthcare equipment and supplies.
      A large part of its business is in consumables such as chemicals, drug packaging, and testing kits, which are largely independent of the economic cycle. Fisher has used its large cash flow to broaden its product line with a series of acquisitions. Its shares were inexpensively priced.

1.9%  Omnicare, Inc./Healthcare Providers & Services
      Omnicare has more than half of the market for distributing drugs to nursing homes and assisted living facilities. Omnicare benefits from economies of scale in the distribution business and from large barriers to entry because a distributor needs an extensive supply system. Moreover, it is not dependent upon any single drug manufacturer.

1.8%  NCO Group, Inc./Commercial Services & Supplies
      NCO Group is the largest U.S. debt collection agency. It was the first to consolidate in what had been a fragmented industry and has now built a strong market position. People normally are slower to pay back debt during a recession and the margins of collection agencies are squeezed. Conversely, their margins typically expand as the economy improves. We expect the company's earnings to benefit from an improving economy over the next year.

1.8%  Apogent Technologies, Inc./Healthcare Equipment & Supplies
      Apogent makes laboratory consumables--such as microscope slides, beakers, test kits, and diagnostic reagents--and laboratory equipment. Its products are used by hospitals, drugstores, and research laboratories, and demand is largely independent of the economic cycle.

1.7%  Western Wireless Corp./Wireless Telecommunication Services
      Western Wireless provides wireless communication services in the western United States. The company offers cellular service marketed under the Cellular One name. It has grown rapidly both internally and through acquisitions. Because it operates in areas with low population density, Western is less subject to competition.

Holdings are subject to change.


                                             Jennison Small Company Fund, Inc. 7
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Portfolio of Investments
as of September 30, 2003

 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 -----------------------------------------------------------------------------------
 LONG-TERM INVESTMENTS 97.0%
 COMMON STOCKS
 AIRLINES  0.9%
 -----------------------------------------------------------------------------------
      264,100          SkyWest, Inc.                                     $     4,574,212
 BEVERAGES  0.8%
 -----------------------------------------------------------------------------------
      159,700          Cott Corp. (Canada)(a)                                  3,738,577
 CAPITAL MARKETS  3.4%
 -----------------------------------------------------------------------------------
       81,950          Allied Capital Corp.                                    2,015,151
      182,400          Eaton Vance Corp.                                       6,106,752
      220,000          Gladstone Capital Corp.                                 4,279,000
       55,000          National Financial Partners Corp.(a)                    1,485,000
      137,300          W.P. Stewart & Co. Ltd. (Bermuda)                       2,869,570
                                                                         ---------------
                                                                              16,755,473
 CHEMICALS  3.2%
 -----------------------------------------------------------------------------------
      139,000          Airgas, Inc.                                            2,474,200
      133,800          Cabot Corp.                                             3,814,638
      162,000          Cambrex Corp.                                           3,677,400
      121,600          Olin Corp.                                              1,923,712
      170,300          Spartech Corp.                                          3,627,390
                                                                         ---------------
                                                                              15,517,340
 COMMERCIAL BANKS  2.6%
 -----------------------------------------------------------------------------------
       52,500          Boston Private Financial Holdings, Inc.                 1,236,900
       31,400          City National Corp.                                     1,600,144
       91,500          Silicon Valley Bancshares(a)                            2,528,145
      105,800          Southwest Bancorporation of Texas, Inc.                 3,862,758
      116,200          UCBH Holdings, Inc.                                     3,512,726
                                                                         ---------------
                                                                              12,740,673
 COMMERCIAL SERVICES & SUPPLIES  9.9%
 -----------------------------------------------------------------------------------
      115,100          Bright Horizons Family Solutions, Inc.(a)               4,598,245
      113,600          Corporate Executive Board Co.(a)                        5,333,520
       73,800          Education Management Corp.(a)                           4,256,046
      391,600          Exult, Inc.(a)                                          3,148,464
      282,200          FTI Consulting, Inc.(a)                                 4,896,170
      246,700          Labor Ready, Inc.(a)                                    2,479,335
      379,600          NCO Group, Inc.(a)                                      8,909,212

See Notes to Financial Statements.

8 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
       29,000          Stericycle, Inc.(a)                               $     1,367,930
      104,100          Waste Connections, Inc.(a)                              3,652,869
      238,400          Watson Wyatt & Co. Holdings(a)                          5,366,384
      180,000          West Corp.(a)                                           4,282,200
                                                                         ---------------
                                                                              48,290,375
 COMMUNICATIONS EQUIPMENT  0.7%
 -----------------------------------------------------------------------------------
      332,250          REMEC, Inc.(a)                                          3,388,950
 CONSTRUCTION & ENGINEERING  0.3%
 -----------------------------------------------------------------------------------
       83,900          Insituform Technologies, Inc. Class A(a)                1,490,064
 DIVERSIFIED TELECOMMUNICATION SERVICES  1.2%
 -----------------------------------------------------------------------------------
      148,600          Commonwealth Telephone Enterprises, Inc.(a)             5,963,318
 ELECTRICAL EQUIPMENT  0.8%
 -----------------------------------------------------------------------------------
      221,000          Belden, Inc.                                            3,860,870
 ELECTRONIC EQUIPMENT & INSTRUMENTS  1.6%
 -----------------------------------------------------------------------------------
      783,000          Pemstar, Inc.(a)                                        2,787,480
       91,600          Tech Data Corp.(a)                                      2,825,860
       86,300          Tektronix, Inc.                                         2,135,925
                                                                         ---------------
                                                                               7,749,265
 ENERGY EQUIPMENT & SERVICES  3.3%
 -----------------------------------------------------------------------------------
      687,200          Grey Wolf, Inc.(a)                                      2,391,456
      622,000          Hanover Compressor Co.(a)                               6,157,800
      164,700          Maverick Tube Corp.(a)                                  2,556,144
      284,800          Pride International, Inc.(a)                            4,827,360
                                                                         ---------------
                                                                              15,932,760
 FOOD AND STAPLES RETAILING  1.6%
 -----------------------------------------------------------------------------------
      132,133          SUPERVALU, Inc.                                         3,152,693
      140,200          United Natural Foods, Inc.(a)                           4,653,238
                                                                         ---------------
                                                                               7,805,931
 FOOD PRODUCTS  1.1%
 -----------------------------------------------------------------------------------
      168,300          Chiquita Brands International, Inc.(a)                  2,978,910
       63,500          American Italian Pasta Co. Class A(a)                   2,456,815
                                                                         ---------------
                                                                               5,435,725

                                              See Notes to Financial Statements.

                                             Jennison Small Company Fund, Inc. 9

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 HEALTH CARE EQUIPMENT & SUPPLIES  5.9%
 -----------------------------------------------------------------------------------
      119,800          Align Technology, Inc.(a)                         $     1,498,698
      412,000          Apogent Technologies, Inc.(a)                           8,594,320
      583,000          Endocare, Inc.(a)                                       2,419,450
      251,600          Fisher Scientific International, Inc.(a)                9,986,004
      207,000          Intuitive Surgical, Inc.(a)                             3,452,760
      583,600          MedSource Technologies, Inc.(a)                         2,912,164
                                                                         ---------------
                                                                              28,863,396
 HEALTH CARE PROVIDERS & SERVICES  7.2%
 -----------------------------------------------------------------------------------
       81,400          AMERIGROUP Corp.(a)                                     3,632,882
      171,900          Inveresk Research Group, Inc.(a)                        3,412,215
      254,200          NDCHealth Corp.                                         5,325,490
      180,700          Odyssey Healthcare, Inc.(a)                             5,388,474
      254,700          Omnicare, Inc.                                          9,184,482
      273,600          Priority Healthcare Corp. Class B(a)                    5,619,744
       79,308          Triad Hospitals, Inc.(a)                                2,401,446
                                                                         ---------------
                                                                              34,964,733
 HOTELS RESTAURANTS & LEISURE  3.0%
 -----------------------------------------------------------------------------------
        1,600          Navigant International, Inc.(a)                            22,416
      272,800          Ruby Tuesday, Inc.                                      6,577,208
      264,200          Speedway Motorsports, Inc.                              7,796,542
                                                                         ---------------
                                                                              14,396,166
 HOUSEHOLD DURABLES  1.0%
 -----------------------------------------------------------------------------------
      203,100          Furniture Brands International, Inc.(a)                 4,894,710
 INSURANCE  4.0%
 -----------------------------------------------------------------------------------
      150,300          Max Re Capital Ltd. (Bermuda)                           2,556,603
       80,900          Protective Life Corp.                                   2,414,865
       64,200          Scottish Re Group Ltd. (Bermuda)                        1,550,430
      128,000          StanCorp Financial Group, Inc.                          7,353,600
       13,900          White Mountains Insurance Group Ltd.                    5,518,717
                                                                         ---------------
                                                                              19,394,215
 INTERNET & CATALOG RETAIL  1.4%
 -----------------------------------------------------------------------------------
      431,800          Insight Enterprises, Inc.(a)                            6,571,996

See Notes to Financial Statements.

10 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 INTERNET SOFTWARE & SERVICES  1.3%
 -----------------------------------------------------------------------------------
      353,400          Digitas, Inc.(a)                                  $     2,565,684
      231,800          RealNetworks, Inc.(a)                                   1,518,290
      448,000          S1 Corp.(a)                                             2,262,400
                                                                         ---------------
                                                                               6,346,374
 IT SERVICES  6.4%
 -----------------------------------------------------------------------------------
      256,600          Alliance Data Systems Corp.(a)                          6,774,240
      892,500          Answerthink, Inc.(a)                                    2,864,925
      288,600          BearingPoint, Inc.(a)                                   2,303,028
      173,700          Forrester Research, Inc.(a)                             2,489,121
       68,000          Global Payments, Inc.                                   2,448,000
      107,800          Iron Mountain, Inc.(a)                                  3,870,020
      388,900          Lionbridge Technologies, Inc.(a)                        2,920,639
      344,300          Pegasus Solutions, Inc.(a)                              4,761,669
      711,900          Sapient Corp.(a)                                        2,555,721
                                                                         ---------------
                                                                              30,987,363
 LEISURE EQUIPMENT & PRODUCTS  0.7%
 -----------------------------------------------------------------------------------
      306,100          Concord Camera Corp.(a)                                 3,259,965
 MACHINERY  4.1%
 -----------------------------------------------------------------------------------
       72,200          Flowserve Corp.(a)                                      1,465,660
       70,500          Graco, Inc.                                             2,647,275
      252,900          Joy Global, Inc.(a)                                     3,970,530
       63,100          Oshkosh Truck Corp.                                     2,499,391
      140,600          Pentair, Inc.                                           5,605,722
      178,135          Robbins & Myers, Inc.                                   3,961,723
                                                                         ---------------
                                                                              20,150,301
 MEDIA  6.5%
 -----------------------------------------------------------------------------------
                       Alliance Atlantis Communications, Inc. Class B
      332,100           (Canada)(a)                                            5,364,411
       42,900          Entercom Communications Corp.(a)                        1,922,778
      260,800          Entravision Communications Corp. Class A(a)             2,477,600
      119,600          Gray Television, Inc.                                   1,396,928
      526,900          Imax Corp. (Canada)(a)                                  4,162,510
      403,300          Insight Communications Co., Inc.(a)                     3,839,416
       89,600          Journal Communications, Inc. Class A(a)                 1,482,880
      432,000          Radio One, Inc. Class D(a)                              6,203,520
      470,700          Regent Communications, Inc.(a)                          2,871,270
       72,200          Scholastic Corp.(a)                                     2,078,638
                                                                         ---------------
                                                                              31,799,951

                                              See Notes to Financial Statements.

                                            Jennison Small Company Fund, Inc. 11

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 METALS & MINING  0.5%
 -----------------------------------------------------------------------------------
       85,700          Arch Coal, Inc.                                   $     1,903,397
      212,700          Liquidmetal Technologies(a)                               670,005
                                                                         ---------------
                                                                               2,573,402
 MULTILINE RETAIL  1.4%
 -----------------------------------------------------------------------------------
      426,200          Big Lots, Inc.(a)                                       6,738,222
 MULTI-UTILITIES  0.6%
 -----------------------------------------------------------------------------------
      816,700          Aquila, Inc.(a)                                         2,760,446
 OIL & GAS  4.7%
 -----------------------------------------------------------------------------------
      203,700          Denbury Resources, Inc.(a)                              2,517,732
      222,300          Encore Acquisition Co.(a)                               4,790,565
       51,600          Evergreen Resources, Inc.(a)                            1,393,200
       49,400          Newfield Exploration Co.(a)                             1,905,358
      102,700          Quicksilver Resources, Inc.(a)                          2,508,961
      199,500          Remington Oil & Gas Corp.(a)                            3,620,925
      154,200          Spinnaker Exploration Co.(a)                            3,700,800
      175,200          Swift Energy Co.(a)                                     2,472,072
                                                                         ---------------
                                                                              22,909,613
 PAPER & FOREST PRODUCTS  0.6%
 -----------------------------------------------------------------------------------
      111,500          Boise Cascade Corp.                                     3,077,400
 PHARMACEUTICALS  0.3%
 -----------------------------------------------------------------------------------
      119,200          Impax Laboratories, Inc.(a)                             1,491,192
 REAL ESTATE  4.5%
 -----------------------------------------------------------------------------------
       72,700          Alexandria Real Estate Equities, Inc.                   3,491,781
      213,100          American Financial Realty Trust                         3,004,710
       93,500          Annaly Mortgage Management, Inc.                        1,535,270
      118,400          Cousins Properties, Inc.                                3,285,600
      191,800          Gladstone Commercial Corp.                              2,828,858
       94,000          Kilroy Realty Corp.                                     2,683,700
      136,500          Liberty Property Trust                                  5,047,770
                                                                         ---------------
                                                                              21,877,689
 ROAD & RAIL  1.1%
 -----------------------------------------------------------------------------------
      215,200          Heartland Express, Inc.                                 5,169,104

See Notes to Financial Statements.

12 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  1.2%
 -----------------------------------------------------------------------------------
       25,800          AMIS Holdings, Inc.(a)                            $       476,268
       26,600          Cabot Microelectronics Corp.(a)                         1,482,684
      170,600          Monolithic System Technology, Inc.(a)                   1,434,746
       34,800          Power Integrations, Inc.(a)                             1,156,752
      147,400          Skyworks Solutions, Inc.(a)                             1,341,340
                                                                         ---------------
                                                                               5,891,790
 SOFTWARE  2.9%
 -----------------------------------------------------------------------------------
      240,300          Concur Technologies, Inc.(a)                            2,849,958
       88,000          Documentum, Inc.(a)                                     1,875,280
       47,900          Manhattan Associates, Inc.(a)                           1,240,131
      150,600          Mentor Graphics Corp.(a)                                2,640,018
      212,500          MRO Software, Inc.(a)                                   2,900,625
      221,300          NetIQ Corp.(a)                                          2,642,322
                                                                         ---------------
                                                                              14,148,334
 SPECIALTY RETAIL  4.3%
 -----------------------------------------------------------------------------------
      150,300          Abercrombie & Fitch Co. Class A(a)                      4,164,813
       69,800          Advanced Auto Parts, Inc.(a)                            4,948,820
      112,000          Cost Plus, Inc.(a)                                      4,135,040
      142,500          Linens 'n Things, Inc.(a)                               3,388,650
      108,400          PETCO Animal Supplies, Inc.(a)                          3,382,080
       32,300          TBC Corp.(a)                                              809,115
                                                                         ---------------
                                                                              20,828,518
 TEXTILES & APPAREL  0.3%
 -----------------------------------------------------------------------------------
       62,700          Polo Ralph Lauren Corp.                                 1,681,614
 WIRELESS TELECOMMUNICATION SERVICES  1.7%
 -----------------------------------------------------------------------------------
      440,400          Western Wireless Corp. Class A(a)                       8,209,056
                                                                         ---------------
                       Total long-term investments (cost $401,192,172)       472,229,083
                                                                         ---------------
 SHORT-TERM INVESTMENT  4.4%
 MUTUAL FUND
 -----------------------------------------------------------------------------------
                       Dryden Core Investment Fund - Taxable Money Market
                        Series
   21,464,491           (cost $21,464,491; Note 3)                            21,464,491
                                                                         ---------------
                       TOTAL INVESTMENTS  101.4%
                        (COST $422,656,663; NOTE 5)                          493,693,574
                       Liabilities in excess of other assets  (1.4%)          (6,932,510)
                                                                         ---------------
                       NET ASSETS  100%                                  $   486,761,064
                                                                         ---------------
                                                                         ---------------

------------------------------
(a) Non-income producing security.

                                              See Notes to Financial Statements.

                                            Jennison Small Company Fund, Inc. 13

Statement of Assets and Liabilities
as of September 30, 2003

 ASSETS
 -----------------------------------------------------------------------------------
 Investments, at value (cost $422,656,663)                                 $493,693,574
 Cash                                                                            42,300
 Receivable for investments sold                                                769,557
 Dividends receivable                                                           366,838
 Receivable for Fund shares sold                                                281,916
 Prepaid expenses                                                                13,508
                                                                           ------------
 TOTAL ASSETS                                                               495,167,693
                                                                           ------------
 LIABILITIES
 -----------------------------------------------------------------------------------
 Payable for investments purchased                                            5,944,979
 Payable for Fund shares reacquired                                           1,277,655
 Accrued expenses                                                               566,871
 Management fee payable                                                         451,746
 Distribution fee payable                                                       165,378
                                                                           ------------
 TOTAL LIABILITIES                                                            8,406,629
                                                                           ------------
 NET ASSETS                                                                $486,761,064
                                                                           ------------
                                                                           ------------
 -----------------------------------------------------------------------------------
 Net assets were comprised of:
    Common stock, at par                                                   $    319,697
    Paid-in capital in excess of par                                        457,237,153
                                                                           ------------
                                                                            457,556,850
    Accumulated net realized loss on investments                            (41,832,697)
    Net unrealized appreciation on investments                               71,036,911
                                                                           ------------
 NET ASSETS, SEPTEMBER 30, 2003                                            $486,761,064
                                                                           ------------
                                                                           ------------

See Notes to Financial Statements.

14 Visit our website at www.jennisondryden.com

 CLASS A
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($281,919,999 / 17,935,170 shares of common stock issued and outstanding)     $15.72
 Maximum sales charge (5% of offering price)                                      .83
                                                                               ------
 Maximum offering price to public                                              $16.55
                                                                               ------
                                                                               ------
 CLASS B
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($103,474,995 / 7,540,782 shares of common stock issued and outstanding)      $13.72
                                                                               ------
                                                                               ------
 CLASS C
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($17,611,558 / 1,283,449 shares of common stock issued and outstanding)       $13.72
 Sales charge (1% of offering price)                                              .14
                                                                               ------
 Offering price to public                                                      $13.86
                                                                               ------
                                                                               ------
 CLASS Z
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($83,754,512 / 5,210,317 shares of common stock issued and outstanding)       $16.07
                                                                               ------
                                                                               ------

                                              See Notes to Financial Statements.

                                            Jennison Small Company Fund, Inc. 15

Statement of Operations
Year Ended September 30, 2003

 NET INVESTMENT LOSS
 -----------------------------------------------------------------------------------
 Income
 Dividends                                                                $  3,073,268
                                                                          ------------
 Expenses
 Management fee                                                              2,984,431
 Distribution fee--Class A                                                     601,984
 Distribution fee--Class B                                                     966,671
 Distribution fee--Class C                                                     153,749
 Transfer agent's fees and expenses                                            992,000
 Reports to shareholders                                                       305,000
 Custodian's fees and expenses                                                 133,000
 Registration fees                                                              55,000
 Audit fee                                                                      27,000
 Legal fees and expenses                                                        25,000
 Directors' fees                                                                15,000
 Miscellaneous                                                                  23,371
                                                                          ------------
 TOTAL EXPENSES                                                              6,282,206
                                                                          ------------
 Net investment loss                                                        (3,208,938)
                                                                          ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 -----------------------------------------------------------------------------------
 Net realized loss on investment transactions                              (28,127,226)
 Net change in unrealized appreciation (depreciation) on investments       169,141,367
                                                                          ------------
 Net gain on investments                                                   141,014,141
                                                                          ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $137,805,203
                                                                          ------------
                                                                          ------------

See Notes to Financial Statements.

16 Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                                     -----------------------------------------
                                                         2003                2002
 DECREASE IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment loss                                 $  (3,208,938)      $   (3,878,861)
 Net realized loss on investment transactions          (28,127,226)            (379,498)
 Net change in unrealized appreciation
    (depreciation) on investments                      169,141,367          (47,025,373)
                                                     --------------    ------------------
 Net increase (decrease) in net assets resulting
    from operations                                    137,805,203          (51,283,732)
                                                     --------------    ------------------
 FUND SHARE TRANSACTIONS (NET OF SHARE
    CONVERSIONS) (NOTE 6)
 Net proceeds from shares sold                          74,727,475          141,807,870
 Cost of shares reacquired                            (126,468,912)        (183,336,579)
                                                     --------------    ------------------
 Net decrease in net assets from Fund share
    transactions                                       (51,741,437)         (41,528,709)
                                                     --------------    ------------------
 Total increase (decrease)                              86,063,766          (92,812,441)
 NET ASSETS
 -----------------------------------------------------------------------------------
 Beginning of year                                     400,697,298          493,509,739
                                                     --------------    ------------------
 End of year                                         $ 486,761,064       $  400,697,298
                                                     --------------    ------------------
                                                     --------------    ------------------

                                              See Notes to Financial Statements.

                                            Jennison Small Company Fund, Inc. 17

Notes to Financial Statements

Jennison Small Company Fund, Inc. (the 'Fund'), formerly known as Prudential Small Company Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange and Nasdaq are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or broker-dealer. Options on securities and indices traded on an exchange are valued at the last sale price on such exchange or, if there was no such sale on such day, at the mean between the most recently quoted bid and ask prices on such exchange, or at the last bid price on such day in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Any security for which a reliable market quotation is unavailable is valued at fair value by a Valuation Committee appointed by the Fund's Board of Directors. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at

18 Visit our website at www.jennisondryden.com maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

Federal Income Taxes: For federal income tax purposes, it is the Fund's policy to continue to meet the requirements under Sub-chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

NOTE 2. AGREEMENTS

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

                                            Jennison Small Company Fund, Inc. 19

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the Class A shares.

PIMS has advised the Fund that it received approximately $57,300 and $5,900 in front-end sales charges resulting from sales of Class A and Class C shares during the year ended September 30, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons, and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2003, it received approximately $172,500 and $2,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and is allocated to the Fund pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2003.

20 Visit our website at www.jennisondryden.com

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended September 30, 2003, the Fund incurred fees of approximately $856,900 for the services of PMFS. As of September 30, 2003 approximately $71,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, when applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $89,300 in total networking fees, of which the amount relating to the services of Wachovia Securities LLC ('Wachovia') and Prudential Securities Inc. ('PSI'), affiliates of PI, were approximately $81,900 for the year ended September 30, 2003. Effective July 1, 2003, Prudential and Wachovia Corp. formed a joint venture ('Wachovia Securities, LLC') whereby Prudential and Wachovia Corp. combined their brokerage business with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of September 30, 2003, approximately $6,400 of such fees were due to Wachovia. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of the Dryden Core Investment Fund, formerly known as Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2003, the Fund earned income of $253,965 from the Series by investing its excess cash.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2003 were $208,758,252 and $265,315,029, respectively.

NOTE 5. DISTRIBUTIONS AND TAX INFORMATION

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, undistributed net investment income and accumulated

                                            Jennison Small Company Fund, Inc. 21
net realized loss on investments. For the year ended September 30, 2003, the adjustments were to decrease net investment loss and decrease paid-in capital by $3,208,938 due to a net operating loss. Net investment income, net realized losses and net assets were not affected by this change.

The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of September 30, 2003 were as follows:

    TAX BASIS                                                          NET UNREALIZED
  OF INVESTMENTS          APPRECIATION           DEPRECIATION           APPRECIATION
------------------     ------------------     ------------------     ------------------
   $427,690,982           $96,833,743           $(30,831,151)           $66,002,592

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

For the years ended September 30, 2002 and September 2003, the Fund had no distributable earnings on a tax basis. As of September 30, 2003, the Fund had a capital loss carryforward for tax purposes of approximately $15,915,000 of which $11,493,000 expires in 2008 and $4,422,000 expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The tax basis differs from the amount shown on the Statement of Assets and Liabilities primarily due to the deferral for federal tax purposes of post-October capital losses of approximately $20,883,000 as having occurred in the following year.

NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock authorized $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Class A, Class B, Class C and Class Z shares each consist of 250 million authorized shares. As of September 30, 2003, Prudential owned 375,074 Class Z shares.

22 Visit our website at www.jennisondryden.com

Transactions in shares of common stock were as follows:

CLASS A                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended September 30, 2003:
Shares sold                                                      3,042,229    $ 40,686,216
Shares reacquired                                               (4,978,602)    (65,574,277)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (1,936,373)    (24,888,061)
Shares issued upon conversion from Class B                         855,109      11,475,061
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                   (1,081,264)   $(13,413,000)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended September 30, 2002:
Shares sold                                                      5,222,799    $ 76,158,483
Shares reacquired                                               (7,365,833)   (105,711,204)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (2,143,034)    (29,552,721)
Shares issued upon conversion from Class B                         934,949      13,525,113
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                   (1,208,085)   $(16,027,608)
                                                                ----------    ------------
                                                                ----------    ------------
CLASS B
-------------------------------------------------------------
Year ended September 30, 2003:
Shares sold                                                        728,301    $  8,553,873
Shares reacquired                                               (2,265,927)    (24,747,586)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (1,537,626)    (16,193,713)
Shares reacquired upon conversion into Class A                    (976,420)    (11,475,061)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                   (2,514,046)   $(27,668,774)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended September 30, 2002:
Shares sold                                                      1,937,754    $ 25,598,424
Shares reacquired                                               (2,508,741)    (30,897,871)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      (570,987)     (5,299,447)
Shares reacquired upon conversion into Class A                  (1,059,436)    (13,525,113)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                   (1,630,423)   $(18,824,560)
                                                                ----------    ------------
                                                                ----------    ------------
CLASS C
-------------------------------------------------------------
Year ended September 30, 2003:
Shares sold                                                        498,929    $  5,595,853
Shares reacquired                                                 (709,251)     (7,797,922)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (210,322)   $ (2,202,069)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended September 30, 2002:
Shares sold                                                        522,850    $  6,761,168
Shares reacquired                                                 (684,914)     (8,471,326)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (162,064)   $ (1,710,158)
                                                                ----------    ------------
                                                                ----------    ------------

                                            Jennison Small Company Fund, Inc. 23

CLASS Z                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended September 30, 2003:
Shares sold                                                      1,479,591    $ 19,891,533
Shares reacquired                                               (2,099,979)    (28,349,127)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (620,388)   $ (8,457,594)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended September 30, 2002:
Shares sold                                                      2,192,489    $ 33,289,795
Shares reacquired                                               (2,629,405)    (38,256,178)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (436,916)   $ (4,966,383)
                                                                ----------    ------------
                                                                ----------    ------------

24 Visit our website at www.jennisondryden.com

Financial Highlights
-----------------------------------------------------------
 SEPTEMBER 30, 2003    ANNUAL REPORT

 Jennison Small Company Fund, Inc.

Financial Highlights

                                                                         CLASS A
                                                                  ---------------------
                                                                       YEAR ENDED
                                                                   SEPTEMBER 30, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                     $   11.41
                                                                          -------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                                (.08)
 Net realized and unrealized gain (loss) on investment
    transactions                                                             4.39
                                                                          -------
 Total from investment operations                                            4.31
                                                                          -------
 LESS DISTRIBUTIONS
 Distributions from net realized gains                                         --
                                                                          -------
 Net asset value, end of year                                           $   15.72
                                                                          -------
                                                                          -------
 TOTAL RETURN(B):                                                           37.77%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                          $ 281,920
 Average net assets (000)                                               $ 240,794
 Ratios to average net assets:
    Expenses, including distribution fees and service (12b-1)
    fees(c)                                                                  1.32%
    Expenses, excluding distribution fees and service (12b-1)
    fees                                                                     1.07%
    Net investment income (loss)                                             (.60)%
 For Class A, B, C and Z shares:
 Portfolio turnover rate                                                       51%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
See Notes to Financial Statements.

26 Visit our website at www.jennisondryden.com

                                     CLASS A
 -------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 -------------------------------------------------------------------------------
       2002               2001(A)              2000(A)              1999(A)
 -----------------------------------------------------------------------------------
     $  12.84             $  14.52             $  12.54             $  13.79
      -------              -------              -------              -------
         (.08)                (.06)                 .01                 (.01)
        (1.35)               (1.62)                1.97                  .29
      -------              -------              -------              -------
        (1.43)               (1.68)                1.98                  .28
      -------              -------              -------              -------
           --                   --                   --                (1.53)
      -------              -------              -------              -------
     $  11.41             $  12.84             $  14.52             $  12.54
      -------              -------              -------              -------
      -------              -------              -------              -------
       (11.14)%             (11.57)%              15.70%                1.48%
     $216,956             $259,762             $291,869             $319,779
     $286,120             $286,251             $284,681             $360,707
         1.22%                1.31%                1.37%                1.27%
          .97%                1.06%                1.12%                1.02%
         (.53)%               (.45)%                .04%                (.09)%
           72%                  83%                  92%                  39%

                                              See Notes to Financial Statements.

                                            Jennison Small Company Fund, Inc. 27

Financial Highlights
Cont'd.

                                                                         CLASS B
                                                                  ---------------------
                                                                       YEAR ENDED
                                                                   SEPTEMBER 30, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                     $   10.03
                                                                          -------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                                         (.17)
 Net realized and unrealized gain (loss) on investment
    transactions                                                             3.86
                                                                          -------
 Total from investment operations                                            3.69
                                                                          -------
 LESS DISTRIBUTIONS
 Distributions from net realized gains                                         --
                                                                          -------
 Net asset value, end of year                                           $   13.72
                                                                          -------
                                                                          -------
 TOTAL RETURN(B):                                                           36.79%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                          $ 103,475
 Average net assets (000)                                               $  96,667
 Ratios to average net assets:
    Expenses, including distribution fees and service (12b-1)
    fees                                                                     2.07%
    Expenses, excluding distribution fees and service (12b-1)
    fees                                                                     1.07%
    Net investment loss                                                     (1.35)%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

28 Visit our website at www.jennisondryden.com

                                     CLASS B
 -------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 -------------------------------------------------------------------------------
       2002               2001(A)              2000(A)              1999(A)
 -----------------------------------------------------------------------------------
     $  11.38             $  12.97             $  11.28             $  12.63
      -------              -------              -------              -------
         (.18)                (.15)                (.08)                (.10)
        (1.17)               (1.44)                1.77                  .28
      -------              -------              -------              -------
        (1.35)               (1.59)                1.69                  .18
      -------              -------              -------              -------
           --                   --                   --                (1.53)
      -------              -------              -------              -------
     $  10.03             $  11.38             $  12.97             $  11.28
      -------              -------              -------              -------
      -------              -------              -------              -------
       (11.86)%             (12.26)%              14.88%                 .74%
     $100,894             $132,990             $199,149             $335,013
     $143,748             $167,639             $250,061             $444,747
         1.97%                2.06%                2.12%                2.02%
          .97%                1.06%                1.12%                1.02%
        (1.28)%              (1.21)%               (.69)%               (.82)%

                                              See Notes to Financial Statements.

                                            Jennison Small Company Fund, Inc. 29

Financial Highlights
Cont'd.

                                                                         CLASS C
                                                                  ---------------------
                                                                       YEAR ENDED
                                                                   SEPTEMBER 30, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $ 10.03
                                                                          ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                                        (.17)
 Net realized and unrealized gain (loss) on investment
    transactions                                                            3.86
                                                                          ------
 Total from investment operations                                           3.69
                                                                          ------
 LESS DISTRIBUTIONS
 Distributions from net realized gains                                        --
                                                                          ------
 Net asset value, end of year                                            $ 13.72
                                                                          ------
                                                                          ------
 TOTAL RETURN(B):                                                          36.79%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $17,612
 Average net assets (000)                                                $15,375
 Ratios to average net assets:
    Expenses, including distribution fees and service (12b-1)
    fees                                                                    2.07%
    Expenses, excluding distribution fees and service (12b-1)
    fees                                                                    1.07%
    Net investment loss                                                    (1.34)%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

30 Visit our website at www.jennisondryden.com

                                     CLASS C
 -------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 -------------------------------------------------------------------------------
       2002               2001(A)              2000(A)              1999(A)
 -----------------------------------------------------------------------------------
     $  11.38             $  12.97             $  11.28             $  12.63
       ------               ------               ------               ------
         (.18)                (.15)                (.08)                (.10)
        (1.17)               (1.44)                1.77                  .28
       ------               ------               ------               ------
        (1.35)               (1.59)                1.69                  .18
       ------               ------               ------               ------
           --                   --                   --                (1.53)
       ------               ------               ------               ------
     $  10.03             $  11.38             $  12.97             $  11.28
       ------               ------               ------               ------
       ------               ------               ------               ------
       (11.86)%             (12.26)%              14.88%                 .74%
     $ 14,989             $ 18,847             $ 19,236             $ 25,207
     $ 20,812             $ 19,433             $ 20,159             $ 27,813
         1.97%                2.06%                2.12%                2.02%
          .97%                1.06%                1.12%                1.02%
        (1.28)%              (1.21)%               (.70)%               (.83)%

                                              See Notes to Financial Statements.

                                            Jennison Small Company Fund, Inc. 31

Financial Highlights
Cont'd.

                                                                         CLASS Z
                                                                    ------------------
                                                                        YEAR ENDED
                                                                    SEPTEMBER 30, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $  11.64
                                                                           ------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                                (.05)
 Net realized and unrealized gain (loss) on investment
    transactions                                                             4.48
                                                                           ------
 Total from investment operations                                            4.43
                                                                           ------
 LESS DISTRIBUTIONS
 Distributions from net realized gains                                         --
                                                                           ------
 Net asset value, end of year                                            $  16.07
                                                                           ------
                                                                           ------
 TOTAL RETURN(B):                                                           38.06%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $ 83,754
 Average net assets (000)                                                $ 73,512
 Ratios to average net assets:
    Expenses, including distribution fees and service (12b-1)
    fees                                                                     1.07%
    Expenses, excluding distribution fees and service (12b-1)
    fees                                                                     1.07%
    Net investment income (loss)                                             (.35)%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

32 Visit our website at www.jennisondryden.com

                                     CLASS Z
 -------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 -------------------------------------------------------------------------------
       2002               2001(A)              2000(A)              1999(A)
 -----------------------------------------------------------------------------------
     $  13.07             $  14.74             $  12.70             $  13.92
       ------               ------              -------              -------
         (.04)                (.03)                 .04                  .02
        (1.39)               (1.64)                2.00                  .29
       ------               ------              -------              -------
        (1.43)               (1.67)                2.04                  .31
       ------               ------              -------              -------
           --                   --                   --                (1.53)
       ------               ------              -------              -------
     $  11.64             $  13.07             $  14.74             $  12.70
       ------               ------              -------              -------
       ------               ------              -------              -------
       (10.94)%             (11.33)%              15.97%                1.70%
     $ 67,858             $ 81,911             $105,656             $105,355
     $ 91,573             $ 99,657             $ 98,623             $131,013
          .97%                1.06%                1.12%                1.02%
          .97%                1.06%                1.12%                1.02%
         (.28)%               (.21)%                .29%                 .16%

                                              See Notes to Financial Statements.

                                            Jennison Small Company Fund, Inc. 33

Report of Independent Auditors

To the Shareholders and Board of Directors of Jennison Small Company Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jennison Small Company Fund, Inc., formerly Prudential Small Company Fund, Inc., (the 'Fund') at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
November 20, 2003

34 Visit our website at www.jennisondryden.com

Supplemental Proxy Information
(Unaudited)

A meeting of the Fund's shareholders was held on July 17, 2003. The meeting was held for the following purpose:

(1) To approve the election of ten (10) directors to the Board of Directors, as follows:

    - David E.A. Carson
    - Robert E. La Blanc
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - Stephen P. Munn
    - Richard A. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Stephen Stoneburn
    - Clay T. Whitehead

The results of the proxy solicitation on the preceding matters were:

                                     VOTES           VOTES         VOTES
               MATTER                 FOR           AGAINST       WITHHELD     ABSTENTIONS
        ---------------------    -------------     ----------     --------     -----------
(1)     David E.A. Carson           22,123,050             --      292,393              --
        Robert E. La Blanc          22,126,508             --      288,935              --
        Robert F. Gunia             22,118,610             --      296,833              --
        Douglas H.
         McCorkindale               22,139,317             --      276,126              --
        Stephen P. Munn             22,138,797             --      272,646              --
        Richard A. Redeker          22,136,996             --      278,447              --
        Judy A. Rice                22,142,181             --      273,262              --
        Robin B. Smith              22,142,577             --      272,866              --
        Stephen Stoneburn           22,142,857             --      272,586              --
        Clay T. Whitehead           22,140,885             --      274,558              --

One more matter in addition to the above referenced proposal was submitted for shareholder approval, and the shareholder meeting relating to matter was adjourned until September 12, 2003.

                                            Jennison Small Company Fund, Inc. 35

Supplemental Proxy Information
(Unaudited) Cont'd.

A meeting of the Fund's shareholders was held on September 12, 2003. The meeting was held for the following purpose:

(2)  To approve amendments to the Fund's articles of incorporation.

The results of the proxy solicitation on the preceding matter were:

                                     VOTES          VOTES        VOTES
               MATTER                 FOR          AGAINST      WITHHELD     ABSTENTIONS
        ---------------------    -------------     --------     --------     -----------
(2)     Amendments to the
         Fund's articles of
         incorporation              16,907,654      561,638           --         542,735

36 Visit our website at www.jennisondryden.com

Management of the Fund
(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex'(D) consists of the Fund and any other investment companies managed by PI.

INDEPENDENT DIRECTORS(2)

DAVID E.A. CARSON (69), Director since 2003(3)
Oversees 99 portfolios in Fund complex
Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Director since 2003(3)
Oversees 119 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:(4) Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Director since 1996(3)
Oversees 101 portfolios in Fund complex
Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

STEPHEN P. MUNN (61), Director since 1991(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:(4) Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).

                                            Jennison Small Company Fund, Inc. 37

RICHARD A. REDEKER (60), Director since 1995(3)
Oversees 102 portfolios in Fund complex
Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:(4) None.

ROBIN B. SMITH (64), Director since 1996(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Director since 2003(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:(4) None

CLAY T. WHITEHEAD (64), Director since 1996(3)
Oversees 106 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

INTERESTED DIRECTORS(1)

JUDY A. RICE (55), President since 2003 and Director since 2000(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute. Other Directorships held:(4) None

38 Visit our website at www.jennisondryden.com

ROBERT F. GUNIA (56), Vice President and Director since 1996(3)
Oversees 189 portfolios in Fund complex
Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund is set forth below.

OFFICERS(2)

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)
Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 2002(3) Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 1998(3)
Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

                                            Jennison Small Company Fund, Inc. 39

   1 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser (Jennison
     Associates LLC or Jennison) or the Distributor (Prudential Investment Management
     Services LLC or PIMS).

   2 Unless otherwise noted, the address of the Directors and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.

   3 There is no set term of office for Directors and Officers. The Independent
     Directors have adopted a retirement policy, which calls for the retirement of
     Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.

   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

40 Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

        [ LINE GRAPH ]

Average Annual Total Returns (With Sales Charges) as of 9/30/03

          One Year    Five Years    Ten Years    Since Inception
Class A    30.89%       3.84%         7.28%          9.99%
Class B    31.79        3.96          7.03       9.98    (9.97)
Class C    34.43        3.92           N/A           7.91
Class Z    38.06        5.16           N/A           7.37

Average Annual Total Returns (Without Sales Charges) as of 9/30/03

          One Year    Five Years    Ten Years    Since Inception
Class A    37.77%       4.91%         7.84%         10.40%
Class B    36.79        4.13          7.03       9.98    (9.97)
Class C    36.79        4.13           N/A           8.03
Class Z    38.06        5.16           N/A           7.37

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 11/13/80; Class C, 8/1/94; and Class Z, 3/1/96.

The graph compares a $10,000 investment in the Jennison Small Company Fund, Inc. (Class A shares) with a similar investment in the Russell 2000 Index and the S&P SmallCap 600 Index by portraying the initial account values at the beginning of the ten-year period for Class A shares (September 30, 1993) and the account values at the end of the current fiscal year (September 30, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2003, the returns for Class A shares shown in the graph and in the tables would have been lower.

Visit our website at www.jennisondryden.com

The Russell 2000 Index is an unmanaged capital-weighted index of the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 8% of their aggregate market value. The S&P SmallCap 600 Index is an unmanaged capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It is a broad indicator of how U.S. small-cap stock prices have performed. The indexes' total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the indexes may differ substantially from the securities in the Fund. Other indexes may portray different comparative performance of small-capitalization stock funds. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

                                               Jennison Small Company Fund, Inc.

MAIL
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

TELEPHONE
(800) 225-1852

WEBSITE
www.jennisondryden.com

DIRECTORS
David E.A. Carson -- Robert F. Gunia -- Robert E. La Blanc -- Douglas H. McCorkindale -- Stephen P. Munn -- Richard A. Redeker -- Judy A. Rice -- Robin B. Smith -- Stephen D. Stoneburn -- Clay T. Whitehead

OFFICERS
Judy A. Rice, President -- Robert F. Gunia, Vice President -- Grace C. Torres, Treasurer and Principal Financial and Accounting Officer -- Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary -- Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER               Prudential Investments LLC      Gateway Center Three
                                                      100 Mulberry Street
                                                      Newark, NJ 07102

INVESTMENT ADVISER    Jennison Associates LLC         466 Lexington Avenue
                                                      New York, NY 10017

DISTRIBUTOR           Prudential Investment           Gateway Center Three
                      Management Services LLC         14th Floor
                                                      100 Mulberry Street
                                                      Newark, NJ 07102

CUSTODIAN             State Street Bank               One Heritage Drive
                      and Trust Company               North Quincy, MA 02171

TRANSFER AGENT        Prudential Mutual Fund          PO Box 8098
                      Services LLC                    Philadelphia, PA 19101

INDEPENDENT AUDITORS  PricewaterhouseCoopers LLP      1177 Avenue of the
                                                      Americas
                                                      New York, NY 10036

LEGAL COUNSEL         Sullivan & Cromwell LLP         125 Broad Street
                                                      New York, NY 10004

Jennison Small Company Fund, Inc.
Share Class    A            B            C            Z
Nasdaq         PGOAX        CHNDX        PSCCX        PSCZX
CUSIP          47629P106    47629P205    47629P304    47629P403

Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY  x  MAY LOSE VALUE  x  ARE NOT A DEPOSIT OF OR GUARANTEED BY
FEDERAL GOVERNMENT AGENCY                                 ANY BANK OR ANY BANK AFFILIATE


MF109E   IFS-A085819

Item 2 -- Code of Ethics -- See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -- Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at (203) 944-5310, and ask for a copy of the Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers.

Item 3 -- Audit Committee Financial Expert --

The registrant's Board has determined that Mr. Stephen Munn, member of the Board's Audit Committee is an "audit committee financial expert," and that he is "independent," for purposes of this Item.

Item 4 -- Principal Accountant Fees and Services -- Not required in this filing

Item 5 -- Reserved

Item 6 -- Reserved

Item 7 -- Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -- Not required in this filing

Item 8 -- Reserved

Item 9 -- Controls and Procedures

    (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

    (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 -- Exhibits

    (a) Code of Ethics -- Attached hereto

    (b) Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act -- Attached hereto

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison Small Company Fund, Inc.

By (Signature and Title)*  /s/Richard Kirk
                           ---------------------------
                           Richard Kirk
                           Assistant Secretary

Date  November 24, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/Judy A. Rice
                           ---------------------------
                           Judy A. Rice
                           President and Principal Executive Officer

Date  November 24, 2003


By (Signature and Title)*  /s/Grace C. Torres
                           ---------------------------
                           Grace C. Torres
                           Treasurer and Principal Financial Officer

Date  November 24, 2003



* Print the name and title of each signing officer under his or her signature.